PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 4 - PROPERTY AND EQUIPMENT, NET

	December 31,
	2022	2021
	U.S. Dollars in thousands
Computers and office equipment	10	10
Payment on land lease	224	248
	234	258
Less - accumulated depreciation	(4)	(2)
Total property and equipment, net	230	256

In the years ended December 31, 2022 and 2021, depreciation expenses amounted to US$2.

1.	On July 13, 2021, the Ministry of Economy of the Israeli government recommended to the Israel Land Authority (“ILA”) that it approve a grant of 11,687 square meters of industrial parcel of land in Yeruham, Israel (the “Land”) for Cannovation to build the Cannovation Center, at a subsidized price and exempt from a tender procedures typically required under Israeli law, to include factories, laboratories, logistics and a distribution center for plant based wellness and pharma products and solutions. As noted, Citrine Global owns 60% of the share capital of Cannovation, through the Israeli Subsidiary. Cannovation is in process of receiving the required building permits and approvals to start the construction and is in process with several financing entities in the area of real-estate financing.

During December 2021, Cannovation remitted to the Israeli Ministry of the Economy and the ILA the aggregate amount of NIS 688 thousand ($196 thousands on the date of payment) to obtain the rights to the Land. The discounted amount paid is part of the grant by the Israeli government under government programs to encourage industrial development in Southern Israel. The amount remitted represents the sum total amount that Cannovation is required to pay as the purchase price for the Land. In addition, the Israeli Ministry of Economy is also expected to cover approximately 30% of the building and equipment expenses. Cannovation is also expected to benefit from a reduced corporate tax rate which is intended to encourage industrial development in Southern Israel.

CITRINE GLOBAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - PROPERTY AND EQUIPMENT, NET (continue)

Under the Agreement, Cannovation committed to build and develop the Green Vision Center in accordance with the time frames, terms and conditions of the Agreement. Typically, the initial time frame for completing the development is four (4) years, subject to extensions that the ILA may approve. Upon completion of the development within the time frames and other requirements specified in the Agreement, Cannovation will be entitled, subject to Israeli law, to long term lease agreement (49 years) to the Land (equivalent to ownership rights as most of the land in Israel is government owned and when marketed usually the developers are granted with development/long lease rights).

The Company has also classified $24 thousands of related expenses to land costs.

On February 8, 2022, Cannovation Ltd received from the Israel Land Authority (“ILA”) a counter-signed development agreement to purchase rights for long term lease to 11,687 square meters of Land for purposes of building the Green Vision Center Israel, which is intended to include factories, laboratories, logistics and a distribution center for plant based wellness and pharma products and solutions.